Arbitral Award, Settlement Agreement and Mining Data Sale: (Details Narrative)	Jun. 30, 2022 USD ($)
Arbitral Award Settlement Agreement And Mining Data Sale
Total Award	$ 740,300,000
Settlement Agreement	1,032,000,000.000
[custom:VenezuelaAgreedToPayForAward-0]	792,000,000
Venezuela Agreed To Pay For Mining Data	240,000,000
Payments Made Pursuant To Settlement Agreement	254,000,000
Amount Due And Unpaid Including Interest	942,000,000
Interest Due	$ 164,000,000
Amount Of Proceeds Cvr Holders Entitled To	5.466%
Cumulative Amount Paid To Cvr Holders	$ 10,000,000
Increase In Obligation To Cvr Holders	$ 60,000
Bonus Percentage Of First Two Hundred Million Collected	1.28%
Bonus Percentage Thereafter	6.40%
Cumulative Amount Paid To Bonus Plan Participants	$ 4,400,000
Increase In Obligation To Bonus Plan Participants	$ 70,000